SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   April 28, 1998
                                                          ------------------

                     SECURITY CAPITAL INDUSTRIAL TRUST
           (Exact Name of Registrant as Specified in its Charter)



                                  Maryland
               (State or Other Jurisdiction of Incorporation)


       1-12846
(Commission File Number)
                                                        74-2604728
                                          (I.R.S. Employer Identification No.)


 14100 East 35th Place, Aurora, Colorado                        80011
(Address of Principal Executive Offices)                     (Zip Code)


                                 (303) 375-9292
            (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)










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Item 5.  Other Events.

         On April 28, 1998, Security Capital Industrial Trust, a Maryland real estate investment trust, announced its operating results for the three months ended March 31, 1998 and 1997. These operating results are not necessarily indicative of the results to be expected for the entire year.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.
                                                                    Sequential
         Exhibit No.       Document Description                      Page No.
         ----------        --------------------                     ----------

         99.1              Press Release dated April 28, 1998.




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


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SECURITY CAPITAL INDUSTRIAL TRUST



Dated: April 29, 1998                    By:    /s/ Jeffrey A. Klopf
                                               ---------------------
                                               Jeffrey A. Klopf
                                               Secretary



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